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                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
1st Colonial Bancorp, Inc.:


We consent to the use of our report incorporated by reference in this Form SB-2 Registration Statement filed under Rule 462(b).



/s/KPMG LLP


Philadelphia, PA
April 20 2004